Debt Obligations	12 Months Ended
Dec. 31, 2017
Debt Obligations
Debt Obligations

Note 12—Debt Obligations

        We utilize various forms of short-term and long-term financing agreements to finance certain of our loans and investments, as well as other general business needs. Borrowings underlying these arrangements are primarily secured by a significant amount of our loans and investments and substantially all of our loans held-for-sale.

Credit Facilities and Repurchase Agreements

        The following table outlines borrowings under our credit facilities and repurchase agreements ($ in thousands):

	December 31, 2017				December 31, 2016
	UPB(1)	Debt Carrying Value(1)	Collateral Carrying Value	Wtd. Avg. Note Rate	UPB(1)	Debt Carrying Value(1)	Collateral Carrying Value	Wtd. Avg. Note Rate
Structured Business
$225 million repurchase facility	$103,818	$102,350	$145,850	3.90%	$107,303	$106,051	$183,828	3.12%
$100 million repurchase facility	2,835	2,445	6,600	3.61%	21,897	21,598	34,850	2.96%
$75 million credit facility	—	—	—	—	38,990	38,704	63,158	2.94%
$75 million credit facility	9,000	8,999	16,000	3.61%	23,286	23,277	31,725	2.81%
$50 million credit facility	32,560	32,538	40,700	3.61%	46,400	46,374	58,000	2.81%
$50 million credit facility	3,700	3,581	4,625	4.88%	7,956	7,956	9,885	4.08%
$25.5 million credit facility	14,065	13,920	18,753	4.12%	—	—	—	—
$10 million working capital line of credit	10,000	10,000	—	4.12%	—	—	—	—
$7.5 million credit facility	7,472	7,432	9,340	4.37%	—	—	—	—
Repurchase facility—securities(2)	53,938	53,938	—	4.45%	—	—	—	—
$3 million master security agreement	1,834	1,834	—	3.21%	2,533	2,533	—	3.21%

Structured Business Total	$239,222	$237,037	$241,868	4.02%	$248,365	$246,493	$381,446	3.02%

Agency Business
$500 million multifamily ASAP agreement	$121,880	$121,880	$121,880	2.61%	$142,557	$142,557	$142,557	1.65%
$150 million credit facility	21,821	21,802	21,821	2.96%	268,572	268,530	268,572	2.05%
$150 million credit facility	99,357	99,242	99,357	2.91%	210,139	210,009	210,139	2.05%
$100 million credit facility	23,785	23,785	23,785	2.86%	39,047	39,048	39,047	1.95%
$100 million repurchase facility	24,873	24,827	24,873	2.91%	—	—	—	—

Agency Business Total	$291,716	$291,536	$291,716	2.78%	$660,315	$660,144	$660,315	1.96%

Consolidated total	$530,938	$528,573	$533,584	3.34%	$908,680	$906,637	$1,041,761	2.25%

(1)	The difference between the UPB and carrying value represents unamortized deferred finance costs.
(2)	The facility is collateralized by $61.0 million of notes retained by us from our last two CLO issuances and the fair value of our B Piece bonds from SBL program securitizations of $28.4 million.

        Structured Business.    We utilize credit facilities and repurchase agreements with various financial institutions to finance our Structured Business loans and investments as described below.

        Including certain fees and costs, such as structuring, commitment, non-use and warehousing fees, the weighted average interest rate for the credit facilities and repurchase agreements of our Structured Business was 4.51% and 3.42% at December 31, 2017 and 2016, respectively. The leverage on our loans and investment portfolio, excluding the securities repurchase facility, $10.0 million working capital line of credit and the $3.0 million master security agreement used to finance leasehold improvements to our corporate office, was 72% and 64% at December 31, 2017 and 2016, respectively.

        In the fourth quarter of 2017, we amended our $150.0 million repurchase facility increasing the commitment by $75.0 million to $225.0 million. This facility bears interest at a rate of 225 basis points over LIBOR on senior mortgage loans, 350 basis points over LIBOR on junior mortgage loans and matures in October 2018, with a one-year extension option. If the estimated market value of the loans financed in this facility decrease, we may be required to pay down borrowings under this facility.

        We have a $100.0 million repurchase facility to finance multifamily bridge loans that bears interest at a rate of 200 basis points over LIBOR, matures in June 2019 and has a maximum advance rate of 75%.

        We have a $75.0 million credit facility to finance multifamily bridge loans which matures in December 2018 and bears interest at a rate ranging from 200 basis points to 212.5 basis points over LIBOR, depending on the advance rate. This facility includes a $25.0 million sublimit to finance healthcare related loans at an interest rate ranging from 212.5 basis points to 250 basis points over LIBOR depending on the type of healthcare facility financed and the advance rate. In the fourth quarter of 2017, we extended the maturity date of this facility to December 2018. The facility has a maximum advance rate of 75% on multifamily bridge loans and 65% on healthcare related loans.

        We have another $75.0 million credit facility to finance bridge loans that bears interest at a rate of 200 basis points over LIBOR and matures in June 2018. The facility has a maximum advance rate of 70% to 75%, depending on the property type.

        We have a $50.0 million credit facility to finance multifamily loans that bears interest at a rate of 200 basis points over LIBOR and is scheduled to mature in February 2018. This facility includes a one year automatic extension option, subject to certain conditions, and has a maximum advance rate of 80%.

        We have another $50.0 million credit facility that bears an interest rate ranging from 250 basis points to 325 basis points over LIBOR, depending on the type of healthcare facility financed, and matures in September 2019. The facility includes two one-year extension options and has a maximum advance rate of 80%.

        In 2017, we entered into a $25.5 million credit facility to finance a multifamily bridge loan. The facility bears interest at a rate of 250 basis points over LIBOR and matures in October 2019.

        In 2017, we entered into a $10.0 million unsecured working capital line of credit that bears interest at a rate of 250 basis points over LIBOR. This line is scheduled to mature in March 2018 and is renewable annually.

        In the fourth quarter of 2017, we entered into a $7.5 million credit facility to finance a healthcare related bridge loan. The facility bears interest at a rate of 275 basis points over LIBOR and matures in August 2018.

        In the fourth quarter of 2017, we entered into an uncommitted repurchase facility that is used to finance securities we retained in connection with our two latest CLOs and our purchases of the B Piece bonds from SBL program securitizations. The facility bears interest at a rate ranging from 250 basis points to 350 basis points over LIBOR and has no stated maturity date.

        We have two notes payable under a master security agreement that was used to finance leasehold improvements to our corporate office, which were assumed as part of the Acquisition. The two notes bear interest at a weighted average fixed rate of 3.21%, require monthly amortization payments and mature in 2020.

        Agency Business.    We utilize credit facilities with various financial institutions to finance the loans held-for-sale on our Agency Business.

        We have a $500.0 million Multifamily As Soon as Pooled ® Plus ("ASAP") agreement with Fannie Mae providing us with a warehousing credit facility for mortgage loans that are to be sold to Fannie Mae and serviced under the Fannie Mae DUS program. The ASAP agreement is not a committed line, has no expiration date and bears interest at a rate of 105 basis points over LIBOR (with a LIBOR Floor of 0.35%).

        We have a $150.0 million credit facility that bears interest at a rate of 140 basis points over LIBOR and a scheduled maturity date in January 2018. In 2018, we amended the facility reducing the interest rate 10 basis points to 130 basis points over LIBOR and extending the maturity date one year. The financial institution that provided this credit facility has a security interest in the underlying mortgage notes that serve as collateral for this facility.

        We have another $150.0 million credit facility that bears interest at a rate of 135 basis points over LIBOR and matures in July 2018. The financial institution that provided this credit facility has a security interest in the underlying mortgage notes that serve as collateral for this facility.

        We have a $100.0 million credit facility that bears interest at a rate of 130 basis points over LIBOR and matures in June 2018. The committed amount under this facility was temporarily increased to $250.0 million through January 2018. The financial institution that provided this credit facility has a security interest in the underlying mortgage notes that serve as collateral for this facility.

        In 2017, we entered into a $100.0 million repurchase facility that bears interest at a rate of 135 basis points over LIBOR and matures in August 2018. The financial institution that provided this credit facility has a security interest in the underlying mortgage notes that serve as collateral for this facility.

        In 2017, we simultaneously terminated our then existing $30.0 million letter of credit facility and entered into a new $50.0 million letter of credit facility with a different financial institution. We issued letters of credit to secure obligations under the Fannie Mae DUS program and the Freddie Mac SBL program. The letter of credit facility bears interest at a fixed rate of 2.875%, matures in September 2020 and is primarily collateralized by our servicing revenue as approved by Fannie Mae and Freddie Mac. The letter of credit facility includes a $5.0 million sublimit for an obligation under the Freddie Mac SBL program. At December 31, 2017, the letters of credit outstanding include $42.0 million for the Fannie Mae DUS program and $5.0 million for the Freddie Mac SBL program.

CLOs

        We account for our CLO transactions on our consolidated balance sheet as financing facilities. Our CLOs are VIEs for which we are the primary beneficiary and are consolidated in our financial statements. The investment grade tranches are treated as secured financings, and are non-recourse to us.

        The following table outlines borrowings and the corresponding collateral under our CLOs ($ in thousands):

				Collateral(3)
	Debt			Loans		Cash
	Face Value	Carrying Value(1)	Wtd. Avg. Rate(2)	UPB	Carrying Value	Restricted Cash(4)
December 31, 2017
CLO IX	$356,400	$351,042	2.97%	$372,350	$371,236	$88,650
CLO VIII	282,874	278,606	2.92%	364,838	363,339	162
CLO VII	279,000	275,331	3.61%	346,524	345,220	13,476
CLO VI	250,250	247,470	4.10%	314,382	313,582	10,618
CLO V	267,750	265,973	4.06%	347,797	346,803	2,203

Total CLOs	$1,436,274	$1,418,422	3.48%	$1,745,891	$1,740,180	$115,109

December 31, 2016
CLO VI	$250,250	$246,443	3.30%	$324,569	$323,351	$431
CLO V	267,750	264,864	3.26%	344,680	343,748	5,320
CLO IV	219,000	217,134	3.06%	291,319	290,429	8,681

Total CLOs	$737,000	$728,441	3.21%	$960,568	$957,528	$14,432

(1)	Debt carrying value is net of $17.9 million and $8.6 million of deferred financing fees at December 31, 2017 and 2016, respectively.
(2)	At December 31, 2017 and 2016, the aggregate weighted average note rate for our CLOs, including certain fees and costs, was 4.08% and 3.71%, respectively.
(3)	At December 31, 2017 and 2016, there was no collateral at risk of default or deemed to be a "credit risk" as defined by the CLO indenture.
(4)	Represents restricted cash held for principal repayments as well as for reinvestment in the CLOs. Does not include restricted cash related to interest payments, delayed fundings and expenses.

        In December 2017, we completed CLO IX, issuing five tranches of CLO notes through two newly-formed wholly-owned subsidiaries totaling $388.2 million. Of the total CLO notes issued, $356.4 million were investment grade notes issued to third party investors and $31.8 million were below investment grade notes retained by us. As of the CLO closing date, the notes were secured by a portfolio of loan obligations with a face value of $387.3 million, consisting primarily of bridge loans that were contributed from our existing loan portfolio. The financing has a stated maturity date in December 2027 and a three-year replacement period that allows the principal proceeds and sale proceeds (if any) of the loan obligations to be reinvested in qualifying replacement loan obligations, subject to the satisfaction of certain conditions set forth in the indenture. Thereafter, the outstanding debt balance will be reduced as loans are repaid. Initially, the proceeds of the issuance of the securities also included $92.7 million for the purpose of acquiring additional loan obligations for a period of up to 120 days from the CLO closing date. Subsequently, the issuer will own loan obligations with a face value of $480.0 million. We retained a residual interest in the portfolio with a notional amount of $123.6 million, including the $31.8 million below investment grade notes. The notes had an initial weighted average interest rate of 1.36% plus LIBOR and interest payments on the notes are payable monthly.

        In September 2017, we completed the unwind of CLO IV, redeeming $219.0 million of our outstanding notes which were repaid primarily from the refinancing of the remaining assets within our existing financing facilities (including CLO VIII), as well as with cash held by CLO IV, and expensed $1.1 million of deferred financing fees into interest expense on the consolidated statements of income.

        In August 2017, we completed CLO VIII, issuing six tranches of CLO notes through two newly-formed wholly-owned subsidiaries totaling $312.1 million. Of the total CLO notes issued, $282.9 million were investment grade notes issued to third party investors and $29.2 million were below investment grade notes retained by us. As of the CLO closing date, the notes were secured by a portfolio of loan obligations with a face value of $293.7 million, consisting primarily of bridge loans that were contributed from our existing loan portfolio. The financing has a stated maturity date in August 2027 and a three-year replacement period that allows the principal proceeds and sale proceeds (if any) of the loan obligations to be reinvested in qualifying replacement loan obligations, subject to the satisfaction of certain conditions set forth in the indenture. Thereafter, the outstanding debt balance will be reduced as loans are repaid. Initially, the proceeds of the issuance of the securities also included $71.3 million for the purpose of acquiring additional loan obligations for a period of up to 120 days from the CLO closing date, which we subsequently utilized resulting in the issuer owning loan obligations with a face value of $365.0 million. We retained a residual interest in the portfolio with a notional amount of $82.1 million, including the $29.2 million below investment grade notes. The notes had an initial weighted average interest rate of 1.31% plus LIBOR and interest payments on the notes are payable monthly.

        In April 2017, we completed CLO VII, issuing to third party investors three tranches of investment grade CLOs through two newly-formed wholly-owned subsidiaries totaling $279.0 million. As of the CLO closing date, the notes were secured by a portfolio of loan obligations with a face value of $296.2 million, consisting primarily of bridge loans that were contributed from our existing loan portfolio. The financing has a stated maturity date in April 2027 and a three-year replacement period that allows the principal proceeds and sale proceeds (if any) of the loan obligations to be reinvested in qualifying replacement loan obligations, subject to the satisfaction of certain conditions set forth in the indenture. Thereafter, the outstanding debt balance will be reduced as loans are repaid. Initially, the proceeds of the issuance of the securities also included $63.8 million for the purpose of acquiring additional loan obligations for a period of up to 120 days from the CLO closing date, which were subsequently utilized resulting in the issuer owning loan obligations with a face value of $360.0 million. We retained a residual interest in the portfolio with a notional amount of $81.0 million. The notes had an initial weighted average interest rate of 1.99% plus LIBOR and interest payments on the notes are payable monthly.

        In December 2016, we completed the unwind of CLO III, redeeming $281.3 million of our outstanding notes which were repaid primarily from the refinancing of the remaining assets within our financing facilities, as well as with cash held by the CLO, and expensed $1.0 million of deferred fees into interest expense in the consolidated statements of income.

        In August 2016, we completed CLO VI, issuing to third party investors three tranches of investment grade CLOs through two newly-formed wholly-owned subsidiaries totaling $250.3 million. As of the CLO closing date, the notes were secured by a portfolio of loan obligations with a face value of $275.4 million, consisting primarily of bridge loans that were contributed from our existing loan portfolio. The financing has a stated maturity date in September 2026 and a three year replacement period that allows the principal proceeds and sale proceeds (if any) of the loan obligations to be reinvested in qualifying replacement loan obligations, subject to the satisfaction of certain conditions set forth in the indenture. Thereafter, the outstanding debt balance will be reduced as loans are repaid. Initially, the proceeds of the issuance of the securities also included $49.6 million for the purpose of acquiring additional loan obligations for a period of up to 120 days from the closing date of the CLO, which were subsequently utilized resulting in the issuer owning loan obligations with a face value of $325.0 million. We retained a residual interest in the portfolio with a notional amount of $74.8 million. The notes had an initial weighted average interest rate of 2.48% plus LIBOR and interest payments on the notes are payable monthly.

        In August 2015, we completed CLO V, issuing to third party investors three tranches of investment grade CLOs through two newly-formed wholly-owned subsidiaries totaling $267.8 million, of which we purchased $12.5 million of Class C notes that we subsequently sold at par for $12.5 million. As of the CLO closing date, the notes were secured by a portfolio of loan obligations with a face value of $302.6 million, consisting primarily of bridge loans that were contributed from our existing loan portfolio. The financing has a stated maturity date in September 2025 and a three year replacement period that allows the principal proceeds and sale proceeds (if any) of the loan obligations to be reinvested in qualifying replacement loan obligations, subject to the satisfaction of certain conditions set forth in the indenture. Thereafter, the outstanding debt balance will be reduced as loans are repaid. Initially, the proceeds of the issuance of the securities also included $47.4 million for the purpose of acquiring additional loan obligations for a period of up to 120 days from the closing date of the CLO, which were subsequently utilized resulting in the issuer owning loan obligations with a face value of $350.0 million. We retained a residual interest in the portfolio with a notional amount of $82.3 million. The notes had an initial weighted average interest rate of 2.44% plus LIBOR and interest payments on the notes are payable monthly.

Luxembourg Debt Fund

        In November 2017, we formed a $100.0 million Luxembourg commercial real estate debt fund and issued to third party investors $70.0 million of floating rate notes which bear an initial interest rate of 4.15% over LIBOR. The notes mature in 2025 and we retained a $30.0 million equity interest in the Debt Fund. The Debt Fund is secured by a portfolio of loan obligations with a face value of $100.0 million, which includes first mortgage bridge loans, senior participations interests in first mortgage bridge loans, subordinate participation interest in first mortgage bridge loans and participation interests in mezzanine loans. The Debt Fund allows, for a period of three years, principal proceeds from portfolio assets to be reinvested in qualifying replacement assets, subject to certain conditions.

        Borrowings and the corresponding collateral under our Debt Fund as of December 31, 2017 are as follows ($ in thousands):

Debt			Collateral(3)
			Loans		Cash
Face Value	Carrying Value(1)	Wtd. Avg. Rate(2)	UPB	Carrying Value	Restricted Cash(4)
$70,000	$68,084	5.79%	$96,995	$96,564	$3,005

(1)	Debt carrying value is net of $1.9 million of deferred financing fees at December 31, 2017.
(2)	At December 31, 2017 the aggregate weighted average note rate, including certain fees and costs, was 6.05%.
(3)	At December 31, 2017, there was no collateral at risk of default or deemed to be a "credit risk."
(4)	Represents restricted cash held for reinvestment. Does not include restricted cash related to interest payments, delayed fundings and expenses.

Senior Unsecured Notes

        The debt carrying value of our senior unsecured notes at December 31, 2017 and 2016 were $95.3 million and $94.5 million, respectively, which were net of $2.6 million and $3.3 million, respectively, of deferred financing fees. The notes are due in 2021; however, they became eligible for redemption by us on May 16, 2017. Including certain fees and costs, the weighted average note rate was 8.16% and 8.15% at December 31, 2017 and 2016, respectively.

Convertible Senior Unsecured Notes

        In November 2017, we issued $143.8 million aggregate principal amount of 5.375% convertible senior unsecured notes, which included the underwriter's exercise of the over-allotment option of $18.8 million. The notes pay interest semiannually in arrears. We received total proceeds of $139.2 million from the offering, net of deferred financing fees, which is being amortized through interest expense over the life of the notes. The notes mature in November 2020, unless earlier converted or repurchased by the holders pursuant to their terms. The initial conversion rate was 107.7122 shares of common stock per $1,000 principal amount of notes and represents a conversion price of $9.28 per share of common stock.

        In October 2016, we issued $86.3 million aggregate principal amount of 6.50% convertible senior unsecured notes, including the underwriter's over-allotment option of $11.3 million, and, in January 2017, we issued an additional $13.8 million, which brought the aggregate outstanding principal amount of the notes to $100.0 million. The additional issuance in January 2017 is fully fungible with, and ranks equally in right of payment with, the initial issuance. The notes pay interest semiannually in arrears. We received total proceeds of $95.8 million from the offerings, net of deferred financing fees, which are being amortized through interest expense over the life of the notes. The notes mature in October 2019, unless earlier converted or repurchased by the holders pursuant to their terms. The initial conversion rate was 119.3033 shares of common stock per $1,000 principal amount of notes and represented a conversion price of $8.38 per share of common stock. At December 31, 2017, the notes had a conversion rate of 120.465 shares of common stock per $1,000 principal amount of notes, which represented a conversion price of $8.30 per share of common stock.

        Our convertible senior unsecured notes are not redeemable by us prior to their maturities and are convertible into, at our election, cash, shares of our common stock or a combination of both, subject to the satisfaction of certain conditions and during specified periods. The conversion rates are subject to adjustment upon the occurrence of certain specified events and the holders may require us to repurchase all or any portion of their notes for cash equal to 100% of the principal amount of the notes, plus accrued and unpaid interest, if we undergo a fundamental change as specified in the agreements.

        Accounting guidance requires that convertible debt instruments with cash settlement features, including partial cash settlement, account for the liability component and equity component (conversion feature) of the instrument separately. The initial value of the liability component reflects the present value of the discounted cash flows using the nonconvertible debt borrowing rate at the time of the issuance. The debt discount represents the difference between the proceeds received from the issuance and the initial carrying value of the liability component, which is being accreted back to the notes principal amount through interest expense over the term of the notes, which was 2.41 years and 2.75 years at December 31, 2017 and 2016, respectively, on a weighted average basis.

        The UPB, unamortized discount and net carrying amount of the liability and equity components of the notes were as follows (in thousands):

	Liability Component				Equity Component
Period	UPB	Unamortized Debt Discount	Unamortized Deferred Financing Fees	Net Carrying Value	Net Carrying Value
December 31, 2017	$243,750	$5,742	$6,721	$231,287	$6,733

December 31, 2016	$86,250	$2,119	$3,471	$80,660	$2,179

        During 2017, we incurred total interest expense on the notes of $10.1 million, of which $7.4 million, $1.6 million and $1.1 million related to the cash coupons, accretion of the deferred financing fees and of the debt discount, respectively. During 2016, we incurred total interest expense on the notes of $1.9 million, of which $1.4 million, $0.3 million and $0.2 million related to the cash coupon, accretion of the deferred financing fees and of the debt discount, respectively. Including the amortization of the deferred financing fees and debt discount, our weighted average total cost of the notes is 7.96% per annum.

Junior Subordinated Notes

        In 2017, we purchased, at a discount, $20.9 million of our junior subordinated notes with a carrying value of $19.8 million and recorded a gain on extinguishment of debt of $7.1 million. As a result, we settled our related equity investment and extinguished $21.5 million of notes. The carrying value of borrowings under our junior subordinated notes was $139.6 million and $157.9 million at December 31, 2017 and 2016, respectively, which is net of a deferred amount of $12.5 million and $14.9 million, respectively, (which is being amortized into interest expense over the life of the notes) and $2.2 million and $3.1 million, respectively, of deferred financing fees. These notes have maturities ranging from March 2034 through April 2037 and pay interest quarterly at a fixed or floating rate of interest based on LIBOR. The current weighted average note rate was 4.53% and 3.82% at December 31, 2017 and 2016, respectively. Including certain fees and costs, the weighted average note rate was 4.63% and 3.94% at December 31, 2017 and 2016, respectively.

Related Party Financing

        In connection with the Acquisition, we entered into a $50.0 million preferred equity interest financing agreement with our Former Manager to finance a portion of the aggregate purchase price. The debt has a five year term with a preferred return of 7% through December 31, 2016, increasing by 1% per annum thereafter, with a maximum rate of 12%. In addition, after eighteen months, the principal balance due is scheduled to increase over time with $62.5 million due if the debt remained outstanding until the end of the five-year term. Interest expense associated with this financing is recorded using the effective yield method. At both December 31, 2017 and 2016, the outstanding principal balance was $50.0 million and, during 2017 and 2016, we recorded interest expense of $3.8 million and $1.8 million, respectively. In January 2018, we paid $50.0 million in full satisfaction of this debt.

Collateralized Debt Obligations (CDOs)

        In 2015, we completed the unwind of our remaining CDO vehicles and terminated the related basis and interest rate swaps, which resulted in a loss of $4.6 million.

Debt Covenants

        Credit Facilities and Repurchase Agreements.    The credit facilities and repurchase agreements contain various financial covenants, including, but not limited to, minimum liquidity requirements, minimum net worth requirements, as well as certain other debt service coverage ratios, debt to equity ratios and minimum servicing portfolio tests. We were in compliance with all financial covenants and restrictions at December 31, 2017.

        CLOs.    Our CLO vehicles contain interest coverage and asset overcollateralization covenants that must be met as of the waterfall distribution date in order for us to receive such payments. If we fail these covenants in any of our CLOs, all cash flows from the applicable CLO would be diverted to repay principal and interest on the outstanding CLO bonds and we would not receive any residual payments until that CLO regained compliance with such tests. Our CLOs were in compliance with all such covenants as of December 31, 2017, as well as on the most recent determination dates in February 2018. In the event of a breach of the CLO covenants that could not be cured in the near-term, we would be required to fund our non-CLO expenses, including employee costs, distributions required to maintain our REIT status, debt costs, and other expenses with (i) cash on hand, (ii) income from any CLO not in breach of a covenant test, (iii) income from real property and loan assets, (iv) sale of assets, or (v) accessing the equity or debt capital markets, if available. We have the right to cure covenant breaches which would resume normal residual payments to us by purchasing non-performing loans out of the CLOs. However, we may not have sufficient liquidity available to do so at such time.

        A summary of our CLO compliance tests as of the most recent determination dates in February 2018 is as follows:

Cash Flow Triggers	CLO V	CLO VI	CLO VII	CLO VIII	CLO IX
Overcollateralization(1)
Current	130.72%	129.87%	129.03%	129.03%	134.68%
Limit	129.72%	128.87%	128.03%	128.03%	133.68%
Pass / Fail	Pass	Pass	Pass	Pass	Pass
Interest Coverage(2)
Current	214.53%	249.66%	245.32%	322.10%	264.20%
Limit	120.00%	120.00%	120.00%	120.00%	120.00%
Pass / Fail	Pass	Pass	Pass	Pass	Pass

(1)

The overcollateralization ratio divides the total principal balance of all collateral in the CLO by the total principal balance of the bonds associated with the applicable ratio. To the extent an asset is considered a defaulted security, the asset's principal balance for purposes of the overcollateralization test is the lesser of the asset's market value or the principal balance of the defaulted asset multiplied by the asset's recovery rate which is determined by the rating agencies. Rating downgrades of CLO collateral will generally not have a direct impact on the principal balance of a CLO asset for purposes of calculating the CLO overcollateralization test unless the rating downgrade is below a significantly low threshold (e.g. CCC-) as defined in each CLO vehicle.

(2)	The interest coverage ratio divides interest income by interest expense for the classes senior to those retained by us.

        A summary of our CLO overcollateralization ratios as of the determination dates subsequent to each quarter is as follows:

Determination(1)	CLO V	CLO VI	CLO VII	CLO VIII	CLO IX
January 2018	130.72%	129.87%	129.03%	129.03%	134.68%
October 2017	130.72%	129.87%	129.03%	129.03%	—
July 2017	130.72%	129.87%	129.03%	—	—
April 2017	130.72%	129.87%	—	—	—
January 2017	130.72%	129.87%	—	—	—

(1)	The table above represents the quarterly trend of our overcollateralization ratio, however, the CLO determination dates are monthly and we were in compliance with this test for all periods presented.

        The ratio will fluctuate based on the performance of the underlying assets, transfers of assets into the CLOs prior to the expiration of their respective replenishment dates, purchase or disposal of other investments, and loan payoffs. No payment due under the junior subordinated indentures may be paid if there is a default under any senior debt and the senior lender has sent notice to the trustee. The junior subordinated indentures are also cross-defaulted with each other.